Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CRYO-CELL International, Inc. (the “Company”) on Form 10-QSB for the quarter ended May 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mercedes Walton, Interim Chief Executive Officer of the Company and I, Jill M. Taymans, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Mercedes Walton
Mercedes Walton
Interim Chief Executive Officer

July 15, 2005

/s/ Jill M. Taymans
Jill M. Taymans
Vice President, Finance (Chief Financial Officer)

July 15, 2005

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